Exhibit 99.3

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF MARCH 31, 2021

AUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Pro Forma Consolidated Statements of Profit or Loss	2-4

Pro Forma Consolidated Statements of Comprehensive Income	5

Notes to Pro Forma Interim Consolidated Financial Statements	6-9

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PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Three months ended March 31, 2021
	As previously reported	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$30,175	$—	$30,175
Tenant reimbursements	3,270	—	3,270
Hotel revenues	2,575	—	2,575
Other operating income	553	—	553
Total revenues and other income	36,573	—	36,573

Expenses:
Operating, maintenance, and management fees	(11,182)	—	(11,182)
Real estate taxes and insurance	(5,289)	—	(5,289)
Hotel expenses	(3,390)	—	(3,390)
Total expenses	(19,861)	—	(19,861)
Gross profit	16,712	—	16,712

Fair value adjustment of investment properties, net	8,634	—	8,634
Depreciation	(738)	—	(738)
Equity in loss of unconsolidated joint ventures	(3,059)	—	(3,059)
Asset management fees to affiliate	(3,852)	—	(3,852)
General and administrative expenses	(639)	—	(639)
Operating profit	17,058	—	17,058

Finance income	45	—	45
Finance income from financial assets at fair value through profit or loss	13,506	—	13,506
Finance expenses	(10,163)	—	(10,163)
Foreign currency transaction adjustments, net	8,346	—	8,346
Net income	$28,792	$—	$28,792

Net income attributable to owner	$29,712	$—	$29,712
Net loss attributable to non-controlling interests	(920)	—	(920)
Net income	$28,792	$—	$28,792

The accompanying notes are an integral part of the pro forma consolidated financial statements.

May 6, 2021	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
pro forma financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Three months ended March 31, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$20,008	$7,570	$—	$27,578
Tenant reimbursements	2,532	879	—	3,411
Hotel revenues	—	4,080	—	4,080
Other operating income	547	181	—	728
Total revenues and other income	23,087	12,710	—	35,797

Expenses:
Operating, maintenance, and management fees	(7,767)	(2,763)	—	(10,530)
Real estate taxes and insurance	(3,428)	(1,466)	—	(4,894)
Hotel expenses	—	(4,661)	—	(4,661)
Total expenses	(11,195)	(8,890)	—	(20,085)
Gross profit	11,892	3,820	—	15,712

Fair value adjustment of investment properties, net	(22,715)	(4,364)	—	(27,079)
Depreciation	—	(636)	(195)	(831)
Equity in income of unconsolidated joint ventures	1,302	—	—	1,302
Asset management fees to affiliate	(2,106)	(1,044)	(98)	(3,248)
General and administrative expenses	(573)	(1,673)	—	(2,246)
Operating loss	(12,200)	(3,897)	(293)	(16,390)
Finance income	242	35	—	277
Finance loss from financial assets at fair value through profit or loss	(24,923)	(3,750)	—	(28,673)
Finance expenses	(7,161)	(4,126)	—	(11,287)
Foreign currency transaction adjustments, net	14,996	27	—	15,023
Net loss	$(29,046)	$(11,711)	$(293)	$(41,050)

Net loss attributable to owner	$(28,651)	$(11,254)	$(273)	$(40,178)
Net loss attributable to non-controlling interests	(395)	(1,103)	(20)	(1,518)
Net loss	$(29,046)	$(12,357)	$(293)	$(41,696)

The accompanying notes are an integral part of the pro forma consolidated financial statements.

PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Year ended December 31, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$93,107	$22,509	$—	$115,616
Tenant reimbursements	10,171	2,375	—	12,546
Hotel revenues	3,718	12,920	—	16,638
Other operating income	1,927	456	—	2,383
Total revenues and other income	108,923	38,260	—	147,183

Expenses:
Operating, maintenance, and management fees	(36,091)	(8,599)	—	(44,690)
Real estate taxes and insurance	(15,702)	(4,357)	—	(20,059)
Hotel expenses	(3,836)	(11,853)	—	(15,689)
Total expenses	(55,629)	(24,809)	—	(80,438)
Gross profit	53,294	13,451	—	66,745

Fair value adjustment of investment properties, net	(24,214)	(28,551)	—	(52,765)
Depreciation	(832)	(1,906)	(586)	(3,324)
Impairment on property plant and equipment - hotels	—	(503)	503	—
Equity in loss of unconsolidated joint ventures	(29,593)	(34)	—	(29,627)
Asset management fees to affiliate	(9,982)	(3,148)	(278)	(13,408)
General and administrative expenses	(3,590)	(4,184)	—	(7,774)
Operating loss	(14,917)	(24,875)	(361)	(40,153)
Transaction and related costs	(6,018)	—	6,018	—
Finance income	318	58	—	376
Finance loss from financial assets at fair value through profit or loss	(6,435)	(6,448)	—	(12,883)
Finance expenses	(30,126)	(11,511)	—	(41,637)
Gain on extinguishment of debt	415	—	—	415
Foreign currency transaction adjustments, net	(2,912)	27	—	(2,885)
Net loss	$(59,675)	$(42,749)	$5,657	$(96,767)

Net loss attributable to owner	$(63,293)	$(40,011)	$5,665	$(97,639)
Net income (loss) attributable to non-controlling interests	3,618	(2,738)	(8)	872
Net loss	$(59,675)	$(42,749)	$5,657	$(96,767)

The accompanying notes are an integral part of the pro forma consolidated financial statements.

PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Three months ended March 31, 2021
	As previously reported	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Net income	$28,792	$—	$28,792

Total comprehensive income	$28,792	$—	$28,792

Total comprehensive income attributable to owner	$29,712	$—	$29,712
Total comprehensive loss attributable to non-controlling interests	(920)	—	(920)
Total comprehensive income	$28,792	$—	$28,792

	Three months ended March 31, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Net loss	$(29,046)	$(12,357)	$(293)	$(41,696)

Total comprehensive loss	$(29,046)	$(12,357)	$(293)	$(41,696)

Total comprehensive loss attributable to owner	$(28,651)	$(11,254)	$(273)	$(40,178)
Total comprehensive loss attributable to non-controlling interests	(395)	(1,103)	(20)	(1,518)
Total comprehensive loss	$(29,046)	$(12,357)	$(293)	$(41,696)

	Year ended December 31, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Audited
	U.S. dollars in thousands
Net loss	$(59,675)	$(42,749)	$5,657	$(96,767)

Total comprehensive loss	$(59,675)	$(42,749)	$5,657	$(96,767)

Total comprehensive loss attributable to owner	$(63,293)	$(40,011)	$5,665	$(97,639)
Total comprehensive income (loss) attributable to non-controlling interests	3,618	(2,738)	(8)	872
Total comprehensive loss	$(59,675)	$(42,749)	$5,657	$(96,767)

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 1: GENERAL

A.Presented above are the pro forma interim consolidated financial statements for the three months ended March 31, 2021 and March 31, 2020 and for the year ended December 31, 2020 (together the "Pro Forma Periods"), in accordance with Regulation 38B of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").
The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the acquisition of the POSOR II on October 5, 2020, as if such acquisition occurred on January 1, 2018. The Pro Forma Statements have been prepared under certain assumptions, which are set forth in Note 2 to the Pro Forma Statements. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.
On February 19, 2020, the Parent Company, Pacific Oak SOR II, LLC, an indirect subsidiary of the Company and the Parent Company (“Merger Sub”), and Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, POSOR II will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”), such that following the Merger, the Surviving Entity will continue as an indirect subsidiary of the Parent Company. As a result of the Merger, POSOR II would cease to exist. At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of POSOR II’s common stock (or a fraction thereof), $0.01 par value per share, will be converted into the right to receive 0.9643 shares of the Parent Company’s common stock, par value $0.01 per share. The combined company after the Merger will retain the name “Pacific Oak Strategic Opportunity REIT, Inc.” On October 5, 2020, pursuant to the Merger Agreement, POSOR II merged with and into Merger Sub, with Merger Sub surviving as an indirect subsidiary of the Company.
The Company acquired two hotel properties, three office properties, one apartment building, one consolidated joint venture to develop one office/retail property, two investments in real estate equity securities and two investments in joint ventures, working capital and loans. The Company is in process of assessing the fair value of the acquired tangible assets, liabilities assumed and any applicable intangible assets and liabilities for this business combination.
Consideration of $280.5 million is based on POSOR’s most recent estimated value per share of $9.68 approved by POSOR’s board of directors on December 4, 2020, based on the estimated value of POSOR’s assets less the estimated value of POSOR’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2020, with the exception of the following adjustments: (i) an adjustment for the Merger and related expenses incurred and (ii) the issuance of 28,973,906 shares of POSOR’s common stock in connection with the Merger.
The following table summarizes the components of the estimated consideration (in thousands except per share information):

POSOR II shares outstanding	30,046,568
Exchange ratio	0.9643
Total POSOR shares issued	28,973,906
POSOR price per share	$9.68
Estimated consideration paid	$280,467

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 1: GENERAL (Cont.)
The fair values of the assets acquired and liabilities assumed at the closing date were as follows (in thousands):

Assets:
Cash	$9,735
Rents and other receivables	2,567
Prepaid expenses and other assets	3,341
Investment property	465,908
Property plant and equipment - hotels, net	137,000
Investment in joint ventures	3,150
Financial assets at fair value through profit or loss	6,271
Restricted cash	3,243
Total assets	631,215
Liabilities:
Notes payable	(328,203)
Accounts payable and accrued liabilities	(9,926)
Due to Owner	(2,123)
Other liabilities	(3,788)
Lease obligation	(9,258)
Rental security deposits	(1,467)
Total liabilities	(354,765)
Non-controlling interests	(12,325)
Fair value of identifiable intangible asset acquired:
Goodwill	16,342
Total consideration	$280,467

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the Pro Forma Statements are consistent with those applied in preparing the Company's annual financial statements as of December 31, 2020.

NOTE 3: PRO FORMA ASSUMPTIONS

A.General
The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the acquisition of POSOR II, as if such acquisition occurred on January 1, 2018. The Pro Forma Statements have been prepared under certain assumptions, which are set forth below. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 3: PRO FORMA ASSUMPTIONS (Cont.)

B.Principal assumptions used in preparing the Pro Forma Statements
The Pro Forma Statements have been prepared under the following assumptions:
1.The POSOR II merger occurred on January 1, 2018 for the Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income.
2.An adjustment to depreciation is related to resetting the deprecation amounts based on the revised hotel cost basis.
Depreciation expenses in the pro forma consolidated financial statements were recognized according to temporary purchase price allocation. Hereunder details of the purchase price allocation:

Land	$33,152
Building	101,187
Furniture and equipment	2,661
Total estimated purchase price	$137,000
3.An adjustment to asset management fees to affiliate based on the Company's back-to-back agreement of one-twelfth of 0.75% of the sum of the amount paid.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 4:    SEGMENT INFORMATION
The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The Company started recognizing two reporting segments beginning November 2019 consisting of strategic opportunistic properties and single-family homes. As a result of the Merger, the Company recognized a third segment, hotel. Prior to November 2019, the Company had only one segment. The selected pro forma financial information for the three reporting segments for the three months ended March 31, 2021 and March 31, 2020 and the year ended December 31, 2020 (in thousands):

	Three months ended March 31, 2021
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$28,526	$5,472	$2,575	$36,573
Gross profit (loss)	$14,962	$2,565	$(815)	$16,712
Finance expenses	$7,117	$1,566	$1,480	$10,163

	Three months ended March 31, 2020
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$28,810	$2,907	$4,080	$35,797
Gross profit (loss)	$15,052	$1,241	$(581)	$15,712
Finance expenses	$8,226	$1,106	$1,955	$11,287

	Year ended December 31, 2020
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$113,528	$17,017	$16,638	$147,183
Gross profit	$57,759	$8,217	$769	$66,745
Finance expenses	$31,123	$5,171	$5,343	$41,637

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A.GENERAL

Presented are pro forma interim consolidated financial statements for the three months ended March 31, 2021 and March 31, 2020 and the year ended December 31, 2020 (together the "Pro Forma Periods"), in accordance with Regulation 38B of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").
The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the acquisition of the POSOR II on October 5, 2020, as if such acquisition occurred on January 1, 2018. The Pro Forma Statements have been prepared under certain assumptions, which are set forth in Note 2 to the Pro Forma Statements. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.
On February 19, 2020, the Parent Company, Pacific Oak SOR II, LLC, an indirect subsidiary of the Company and the Parent Company (“Merger Sub”), and Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, POSOR II will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”), such that following the Merger, the Surviving Entity will continue as an indirect subsidiary of the Parent Company. As a result of the Merger, POSOR II would cease to exist. At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of POSOR II’s common stock (or a fraction thereof), $0.01 par value per share, will be converted into the right to receive 0.9643 shares of the Parent Company’s common stock, par value $0.01 per share. The combined company after the Merger will retain the name “Pacific Oak Strategic Opportunity REIT, Inc.” On October 5, 2020, pursuant to the Merger Agreement, POSOR II merged with and into Merger Sub, with Merger Sub surviving as an indirect subsidiary of the Company.
The Company acquired two hotel properties, three office properties, one apartment building, one consolidated joint venture to develop one office/retail property, two investments in real estate equity securities, two investments in joint ventures, working capital and loans.
Consideration of $280.5 million is based on POSOR’s most recent estimated value per share of $9.68 approved by POSOR’s board of directors on December 4, 2020, based on the estimated value of POSOR’s assets less the estimated value of POSOR’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2020, with the exception of the following adjustments: (i) an adjustment for the Merger and related expenses incurred and (ii) the issuance of 28,973,906 shares of POSOR’s common stock in connection with the Merger.
The following table summarizes the components of the estimated consideration (in thousands except per share information):

POSOR II shares outstanding	30,046,568
Exchange ratio	0.9643
Total POSOR shares issued	28,973,906
POSOR price per share	$9.68
Estimated consideration paid	$280,467

May 6, 2021	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	McMillan III, Peter	Hall, Keith David
pro forma financial statements	Chairman of Board of Directors	Chief Executive Officer
BOD - 1